                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934




                                   May 1, 1998
                -----------------------------------------------
                Date of Report (Date of Earliest Event Reported)




                           AMERICAN REALTY TRUST, INC.
             -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)




       Georgia                     1-9948                        54-0697989
-------------------------------------------------------------------------------
(State of Incorporation)         (Commission                   (IRS Employer
                                  File No.)                 Identification No.)




10670 North Central Expressway, Suite 300, Dallas, TX                  75231
-------------------------------------------------------------------------------
(Address of Principal Executive Offices)                             (Zip Code)


Registrant's Telephone Number, Including Area Code: (214) 692-4700
                                                    --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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


ITEM 2.          ACQUISITION OR DISPOSITION OF ASSETS


Effective May 1, 1998, American Realty Trust, Inc. (the "Company") purchased, in a single transaction, twenty-nine apartment complexes from entities affiliated with Investors General, Inc., an unrelated party, in Florida and Georgia (collectively the "IGI Properties") for a total of $55.8 million (12.9% of the Company's assets at December 31, 1997). The properties contain a total of 2,441 units and were constructed between 1968 and 1985.

ITEM 7.          FINANCIAL STATEMENTS AND EXHIBITS

(a)  Pro forma financial information:

Pro forma statements of operations are presented for the year ended December 31, 1997 and three months ended March 31, 1998. A pro forma balance sheet as of March 31, 1998 is also presented.

A summary of the pro forma transaction follows:

Effective May 1, 1998, the Company purchased, in a single transaction, twenty-nine apartment complexes totaling 2,441 units in Florida and Georgia for $55.8 million. The Company acquired the properties through three wholly-owned subsidiaries, ART Florida Portfolio I, Ltd., ART Florida Portfolio II, Ltd. and ART Florida Portfolio III, Ltd., each a newly-formed Texas limited partnership (collectively, the "Partnerships"). The Company paid $6.1 million in cash, assumed $43.4 million in existing mortgage debt and issued a total of $6.6 million in Class A limited partner units in the acquiring entities, having the Company as the Class B Limited Partner and a newly-formed wholly-owned subsidiary of the Company, as the Managing General Partner. The Class A unitholders are entitled to a $.08 per Class A unit preferred return in 1998, $.09 in 1999 and $.10 thereafter. The mortgages bear interest at rates ranging between 7.86% and 11.22% per annum, require monthly principal and interest payments of $384,000 and mature between July 1, 1998 and September 1, 2017.

The pro forma statements of operations present the Company's operations as if the transaction described above had occurred at the beginning of each of the periods presented. The Company's management is not aware of any material factors relating to the purchased properties that would cause the reported financial information not to be necessarily indicative of future operating results.



                     [THIS SPACE INTENTIONALLY LEFT BLANK.]



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


                           AMERICAN REALTY TRUST, INC.
                               PRO FORMA COMBINED
                                  BALANCE SHEET
                                 MARCH 31, 1998

                                                          ART         ART        ART
                                                       Portfolio   Portfolio   Portfolio   Pro Forma
                                            Actual      I, Ltd.     II, Ltd.   III, Ltd.   Combined
                                           ---------   ---------   ---------   ---------   ---------
                                                              (dollars in thousands)
                Assets
                ------

Notes and interest receivable
   Performing ..........................   $     268   $      --   $      --   $      --   $     268
   Nonperforming .......................      18,779          --          --          --      18,779
                                           ---------   ---------   ---------   ---------   ---------
                                              19,047          --          --          --      19,047

Less - allowance for estimated
   losses ..............................      (2,398)          --          --          --     (2,398)
                                           ---------   ---------   ---------   ---------   ---------
                                              16,649          --          --          --      16,649

Real estate held for sale, net of
   accumulated depreciation ............     200,910          --          --          --     200,910

Real estate held for investment,
   net of accumulated depreciation .....     132,692      10,800      13,800      31,200     188,492

Pizza parlor equipment, net of
   accumulated depreciation ............       7,183          --          --          --       7,183

Marketable equity securities, at
   market value ........................       5,018          --          --          --       5,018
Cash and cash equivalents ..............         974      (2,000)     (1,400)     (2,700)     (5,126)
Investments in equity investees ........      48,598          --          --          --      48,598
Intangibles, net of accumulated
   amortization ........................      15,152          --          --          --      15,152
Other assets ...........................      24,019          --         200         100      24,319
                                           ---------   ---------   ---------   ---------   ---------

                                           $ 451,195   $   8,800   $  12,600   $  28,600   $ 501,195
                                           =========   =========   =========   =========   =========



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



                           AMERICAN REALTY TRUST, INC.
                               PRO FORMA COMBINED
                            BALANCE SHEET - Continued
                                 MARCH 31, 1998

                                                          ART         ART        ART
                                                       Portfolio   Portfolio   Portfolio   Pro Forma
                                            Actual      I, Ltd.     II, Ltd.   III, Ltd.   Combined
                                           ---------   ---------   ---------   ---------   ---------
                                                              (dollars in thousands)
Liabilities and Stockholders' Equity
------------------------------------

Liabilities
Notes and interest payable .............   $ 292,301   $   7,300   $  11,600   $  24,500   $ 335,701
Margin borrowings ......................      53,775          --          --          --      53,775
Accounts payable and other
   liabilities .........................      30,825          --          --          --      30,825
                                           ---------   ---------   ---------   ---------   ---------
                                             376,901       7,300      11,600      24,500     420,301

Minority interest ......................      20,542       1,500       1,000       4,100      27,142

Commitments and contingencies

Stockholders' equity
Preferred Stock, $2.00 par value,
   authorized 20,000,000 shares
   issued and outstanding
     Series B, 4,000 shares ............           8          --          --          --           8
     Series C, 16,681 shares ...........          33          --          --          --          33
     Series F, 2,000,000 shares ........       4,000          --          --          --       4,000
Common Stock, $.01 par value;
   authorized 100,000,000 shares,
   issued 13,479,348 shares ............         135          --          --          --         135
Paid-in capital ........................      84,943          --          --          --      84,943
Accumulated (deficit) ..................     (35,339)         --          --          --     (35,339)
Treasury stock at cost, 2,767,427
   shares ..............................         (28)         --          --          --         (28)
                                           ---------   ---------   ---------   ---------   ---------
                                              53,752          --          --          --      53,752
                                           ---------   ---------   ---------   ---------   ---------

                                           $ 451,195   $   8,800   $  12,600   $  28,600   $ 501,195
                                           =========   =========   =========   =========   =========



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


                           AMERICAN REALTY TRUST, INC.
                               PRO FORMA COMBINED
                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1997

                                                          ART          ART        ART
                                                        Portfolio   Portfolio   Portfolio   Pro Forma    Pro Forma
                                            Actual       I, Ltd.     II Ltd.    III, Ltd.  Adjustments   Combined
                                           ---------    ---------   ---------   ---------  -----------   ---------
                                                                    (dollars in thousands)
Income
  Sales ................................   $  17,926    $      --   $      --   $      --   $      --    $  17,926
  Rents ................................      29,075        2,023       2,993       6,068          --       40,159
  Interest .............................       2,835           --          --          --          --        2,835
  Other ................................         135          119         121         340          --          715
                                           ---------    ---------   ---------   ---------   ---------    ---------
                                              49,971        2,142       3,114       6,408          --       61,635

Expenses
  Cost of sales ........................      14,492           --          --          --          --       14,492
  Property operations ..................      24,195        1,043       1,542       3,126          --       29,906
  Interest .............................      30,231           --          --          --       3,778       34,009
  Advisory and
      servicing fees to
      affiliates .......................       2,657           --          --          --          --        2,657
  General and
      administrative ...................       6,997           --          --          --          --        6,997
  Depreciation .........................       3,338           --          --          --       1,255        4,593
  Minority interest ....................       1,445           --          --          --         528        1,973
                                           ---------    ---------   ---------   ---------   ---------    ---------
                                              83,355        1,043       1,542       3,126       5,561       94,627
                                           ---------    ---------   ---------   ---------   ---------    ---------

(Loss) from operations .................     (33,384)       1,099       1,572       3,282      (5,561)     (32,992)
Equity in income of
  investees ............................      10,660           --          --          --          --       10,660
Gain on sale of real
  estate ...............................      20,296           --          --          --          --       20,296
                                           ---------    ---------   ---------   ---------   ---------    ---------

Net income (loss) ......................      (2,428)       1,099       1,572       3,282      (5,561)      (2,036)

Preferred dividend
  requirement ..........................        (206)          --          --          --          --         (206)
                                           ---------    ---------   ---------   ---------   ---------    ---------

Net income (loss)
  applicable to Common
  shares ...............................   $  (2,634)   $   1,099   $   1,572   $   3,282   $  (5,561)   $  (2,242)
                                           =========    =========   =========   =========   =========    =========



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



                           AMERICAN REALTY TRUST, INC.
                               PRO FORMA COMBINED
                       STATEMENT OF OPERATIONS - Continued
                          YEAR ENDED DECEMBER 31, 1997


                                                          ART          ART        ART
                                                        Portfolio   Portfolio   Portfolio   Pro Forma    Pro Forma
                                            Actual       I, Ltd.     II Ltd.    III, Ltd.  Adjustments   Combined
                                           ---------    ---------   ---------   ---------  -----------   ---------
                                                                    (dollars in thousands)
Earnings per share
    Net (loss) .........................   $     (.22)                                                  $     (.19)
                                           ==========                                                   ==========



Weighted average
    Common shares used
    in computing
    earnings per share..................   11,710,013                                                    11,710,013
                                           ==========                                                   ===========


            The accompanying footnotes are an integral part of this
                  Pro Forma Combined Statement of Operations.



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


                           AMERICAN REALTY TRUST, INC.
                           NOTES TO PRO FORMA COMBINED
                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1997

1. The Pro Forma Combined Statement of Operations assumes the properties were purchased on January 1, 1997.

2. The pro forma interest adjustment is based on the mortgages assumed for each property portfolio at the date of purchase. The pro forma depreciation adjustment is based on the purchase price of each portfolio depreciated under the Company's established depreciation policies.

Interest:
      ART Portfolio I, Ltd.           $  709
      ART Portfolio II, Ltd.           1,053
      ART Portfolio III, Ltd.          2,016
                                      ------

             Total                    $3,778
                                      ======

 Depreciation:

      ART Portfolio I, Ltd.           $  243
      ART Portfolio II, Ltd.             310
      ART Portfolio III, Ltd.            702
                                      ------

             Total                    $1,255
                                      ======


3. The pro forma minority interest adjustment is based on the number of Class A limited partner units issued on the date of purchase at the 1998 stated preferred return rate.

      ART Portfolio I, Ltd.           $  120
      ART Portfolio II, Ltd.              80
      ART Portfolio III, Ltd.            328
                                      ------

             Total                    $  528
                                      ======

                           AMERICAN REALTY TRUST, INC.
                               PRO FORMA COMBINED
                             STATEMENT OF OPERATIONS
                        THREE MONTHS ENDED MARCH 31, 1998

                                                           ART        ART         ART
                                                        Portfolio   Portfolio   Portfolio   Pro Forma   Pro Forma
                                             Actual      I, Ltd.     II Ltd.    III, Ltd.  Adjustments   Combined
                                           ---------    ---------   ---------   ---------  -----------  ---------
                                                                    (dollars in thousands)
Income
 Sales .................................   $   6,753    $      --   $      --   $      --   $      --    $   6,753
 Rents .................................      11,567          504         750       1,532          --       14,353
 Interest ..............................         138           --          --          --          --          138
 Other .................................        (209)          21          20          66          --         (102)
                                           ---------    ---------   ---------   ---------   ---------    ---------
                                              18,249          525         770       1,598          --       21,142

Expenses
 Cost of sales .........................       5,780           --          --          --          --        5,780
 Property operations ...................       9,663          192         294         597          --       10,746
 Interest ..............................       9,536           --          --          --         796       10,332
 Advisory and servicing fees to
     affiliates ........................         760           --          --          --          --          760
 General and administrative ............       2,285           --          --          --          --        2,285
 Depreciation ..........................       1,232           --          --          --         333        1,565
 Minority interest .....................         488           --          --          --         132          620
                                           ---------    ---------   ---------   ---------   ---------    ---------
                                              29,744          192         294         597       1,261       32,088
                                           ---------    ---------   ---------   ---------   ---------    ---------

(Loss) from operations .................     (11,495)         333         476       1,001      (1,261)     (10,946)
Equity in income of investees ..........       2,387           --          --          --          --        2,387
Gain on sale of real estate ............          --           --          --          --          --           --
                                           ---------    ---------   ---------   ---------   ---------    ---------

Net income (loss) ......................      (9,108)         333         476       1,001      (1,261)      (8,559)

Preferred dividend requirement .........         (51)          --          --          --          --          (51)
                                           ---------    ---------   ---------   ---------   ---------    ---------

Net income (loss) applicable to Common
 shares ................................   $  (9,159)   $     333   $     476   $   1,001   $  (1,261)   $  (8,610)
                                           =========    =========   =========   =========   =========    =========



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



                           AMERICAN REALTY TRUST, INC.
                               PRO FORMA COMBINED
                       STATEMENT OF OPERATIONS - Continued
                        THREE MONTHS ENDED MARCH 31, 1998


                                                           ART        ART         ART
                                                        Portfolio   Portfolio   Portfolio   Pro Forma   Pro Forma
                                             Actual      I, Ltd.     II Ltd.    III, Ltd.  Adjustments   Combined
                                           ----------   ---------   ---------   ---------  -----------  ---------
                                                                    (dollars in thousands)


Earnings per share
    Net (loss)..........................   $     (.86)                                                 $      (.80)
                                           ==========                                                  ===========


Weighted average
    Common shares used in computing
    earnings per share...................  10,711,921                                                   10,711,921
                                           ==========                                                  ===========


             The accompanying footnotes are an integral part of this
                   Pro Forma Combined Statement of Operations.

                           AMERICAN REALTY TRUST, INC.
                           NOTES TO PRO FORMA COMBINED
                             STATEMENT OF OPERATIONS
                        THREE MONTHS ENDED MARCH 31, 1998

1. The Pro Forma Combined Statement of Operations assumes the properties were purchased on January 1, 1998.

2. The pro forma interest adjustment is based on the mortgages assumed for each property portfolio at the date of purchase. The pro forma depreciation adjustment is based on the purchase price of each portfolio depreciated under the Company's established depreciation policies.


Interest:

     ART Portfolio I, Ltd.       $178
     ART Portfolio II, Ltd.       261
     ART Portfolio III, Ltd.      357
                                 ----

            Total                $796
                                 ====


Depreciation:

     ART Portfolio I, Ltd.       $ 61
     ART Portfolio II, Ltd.        96
     ART Portfolio III, Ltd.      176
                                 ----

            Total                $333
                                 ====


3. The pro forma minority interest adjustment is based on the number of Class A limited partner units issued on the date of purchase at the 1998 stated preferred return rate.

ART Portfolio I, Ltd.            $ 30
ART Portfolio II, Ltd.             20
ART Portfolio III, Ltd.            82
                                 ----

       Total                     $132
                                 ====



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


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS (Continued)


(c) Exhibits: The following exhibits are filed herewith or incorporated by reference as indicated below.


Exhibit
Number                        Description
-------                       -----------

  3.2 Articles of Amendment to the Articles of Incorporation of American Realty Trust, Inc. setting forth the Certificate of Designations, Preferences and Relative Participating or Optional or Other Special Rights, and Qualifications, Limitations or Restrictions thereof of Series H Cumulative Convertible Preferred Stock, dated June 26, 1998, filed herewith.

 99.0 Audited Combined Statement of Revenues and Direct Operating Expenses of ART Florida Portfolio I, Ltd., for the year ended December 31, 1997, filed herewith.

 99.1 Audited Combined Statement of Revenues and Direct Operating Expenses of ART Florida Portfolio II, Ltd., for the year ended December 31, 1997, filed herewith.

 99.2 Audited Combined Statement of Revenues and Direct Operating Expenses of ART Florida Portfolio III, Ltd., for the year ended December 31, 1997, filed herewith.

 99.3 Unaudited Combined Statement of Revenues and Direct Operating Expenses of ART Florida Portfolio I, Ltd., for the three months ended March 31, 1998, filed herewith.

 99.4 Unaudited Combined Statement of Revenues and Direct Operating Expenses of ART Florida Portfolio II, Ltd., for the three months ended March 31, 1998, filed herewith.

 99.5 Unaudited Combined Statement of Revenues and Direct Operating Expenses of ART Florida Portfolio III, Ltd., for the three months ended March 31, 1998, filed herewith.



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


                                 SIGNATURE PAGE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                                 AMERICAN REALTY TRUST, INC.



Date:   July 16, 1998                            By: /s/ Thomas A. Holland
     ----------------                               ----------------------
                                                    Thomas A. Holland
                                                    Executive Vice President and
                                                    Chief Financial Officer
                                                    (Principal Financial and
                                                     Accounting Officer)



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

                           AMERICAN REALTY TRUST, INC.

                                 EXHIBIT TO ITS
                                AMENDMENT TO ITS
                          CURRENT REPORT ON FORM 8-K/A

                                Dated May 1, 1998


Exhibit                                                                            Page
Number                        Description                                          Number
-------                       -----------                                          ------
  3.2     Articles of Amendment to the Articles of Incorporation of American         14
          Realty Trust, Inc. setting forth the Certificate of Designations,
          Preferences and Relative Participating or Optional or Other Special
          Rights, and Qualifications, Limitations or Restrictions thereof of
          Series H Cumulative Convertible Preferred Stock, dated June 26, 1998, filed herewith.

 99.0     Audited Combined Statement of Revenues and Direct Operating Expenses       27
          of ART Florida Portfolio I, Ltd., for the year ended December 31,
          1997, filed herewith.

 99.1     Audited Combined Statement of Revenues and Direct Operating Expenses       32
          of ART Florida Portfolio II, Ltd., for the year ended December 31,
          1997, filed herewith.

 99.2     Audited Combined Statement of Revenues and Direct Operating Expenses       37
          of ART Florida Portfolio III, Ltd., for the year ended December 31,
          1997, filed herewith.

 99.3     Unaudited Combined Statement of Revenues and Direct Operating Expenses     42
          of ART Florida Portfolio I, Ltd., for the three months ended March 31,
          1998, filed herewith.

 99.4     Unaudited Combined Statement of Revenues and Direct Operating Expenses     43
          of ART Florida Portfolio II, Ltd., for the three months ended March
          31, 1998, filed herewith.

 99.5     Unaudited Combined Statement of Revenues and Direct Operating Expenses     44
          of ART Florida Portfolio III, Ltd., for the three months ended March
          31, 1998, filed herewith.



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